UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-10555

Registrant Name:	PIMCO Corporate & Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker 650 Newport Center Drive Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2018 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 3.3%
Alphabet Holding Co., Inc.
5.401% (LIBOR03M + 3.500%) due 09/26/2024 ~		$100	$86
Altice Financing S.A.
5.098% (LIBOR03M + 2.750%) due 01/31/2026 ~		16	16
Avantor, Inc.
5.901% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Beacon Roofing Supply, Inc.
4.128% (LIBOR03M + 2.250%) due 01/02/2025 ~		40	40
California Resources Corp.
6.647% (LIBOR03M + 4.750%) due 12/31/2022 ~		100	102
Centene Corp.
TBD% due 09/13/2018		1,400	1,400
CenturyLink, Inc.
4.651% (LIBOR03M + 2.750%) due 01/31/2025 ~		998	984
Crown Americas LLC
4.312% (LIBOR03M + 2.000%) due 01/29/2025 ~		50	51
CSC Holdings LLC
4.397% (LIBOR03M + 2.500%) due 01/25/2026 ~		100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		148	150
Frontier Communications Corp.
5.660% (LIBOR03M + 3.750%) due 06/15/2024 ~		597	591
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		14,300	11,360
IRB Holding Corp.
5.128% - 5.248% (LIBOR03M + 3.250%) due 02/05/2025 ~		100	101
McDermott Technology, Inc.
TBD% due 04/04/2025 «		1,000	980
MH Sub LLC
5.647% (LIBOR03M + 3.750%) due 09/13/2024 ~		119	120
Ministry of Finance and Economic Affairs
TBD% due 12/10/2019 «		200	200
Multi Color Corp.
4.151% (LIBOR03M + 2.250%) due 10/31/2024 ~		16	16
Parexel International Corp.
4.651% (LIBOR03M + 2.750%) due 09/27/2024 ~		100	100
Ply Gem Industries, Inc.
6.089% (LIBOR03M + 3.750%) due 04/12/2025 ~		200	202
Sequa Mezzanine Holdings LLC
7.071% (LIBOR03M + 5.000%) due 11/28/2021 ~		218	221
11.362% (LIBOR03M + 9.000%) due 04/28/2022 ~		90	92
Sprint Communications, Inc.
4.438% (LIBOR03M + 2.500%) due 02/02/2024 ~		1,584	1,590
Syniverse Holdings, Inc.
6.895% (LIBOR03M + 5.000%) due 03/09/2023 ~		20	20
West Corp.
5.901% (LIBOR03M + 4.000%) due 10/10/2024 ~		32	32
Westmoreland Coal Co.
8.802% (LIBOR03M + 6.500%) due 12/16/2020 ~		955	333
Wyndham Hotels & Resorts, Inc.
TBD% due 03/28/2025		100	101

Total Loan Participations and Assignments (Cost $21,419)			19,038

CORPORATE BONDS & NOTES 46.8%
BANKING & FINANCE 22.6%
AGFC Capital Trust
4.098% (US0003M + 1.750%) due 01/15/2067 ~		2,300	1,322
Ally Financial, Inc.
8.000% due 11/01/2031 (m)		6,486	7,908
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	3,237	4,672
Assurant, Inc.
4.200% due 09/27/2023		$54	54
Athene Holding Ltd.
4.125% due 01/12/2028		52	49
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		170	170
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		20	20
4.350% due 04/20/2028		124	121
5.000% due 04/20/2048		72	69

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	600	783
Banco do Brasil S.A.
4.875% due 04/19/2023		$1,000	995
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	4,300	1,532
Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		500	669
Barclays PLC
3.250% due 01/17/2033	GBP	200	263
6.500% due 09/15/2019 •(i)(j)	EUR	2,200	2,830
7.250% due 03/15/2023 •(i)(j)	GBP	6,300	9,411
8.000% due 12/15/2020 •(i)(j)	EUR	2,100	2,923
Blackstone CQP Holdco LP
6.000% due 08/18/2021		$900	907
6.500% due 03/20/2021		4,900	4,949
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		70	72
Brookfield Finance, Inc.
3.900% due 01/25/2028		88	84
4.700% due 09/20/2047		196	188
Cantor Fitzgerald LP
6.500% due 06/17/2022 (m)		8,000	8,642
CIT Group, Inc.
5.250% due 03/07/2025		52	53
Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)(m)		830	903
Credit Suisse Group AG
7.500% due 12/11/2023 •(i)(j)(m)		7,105	7,718
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,657	1,881
EPR Properties
4.750% due 12/15/2026 (m)		$3,100	3,037
Equinix, Inc.
2.875% due 03/15/2024	EUR	100	121
2.875% due 02/01/2026		100	117
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$54	53
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (m)		3,500	3,700
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (m)		262	267
Freedom Mortgage Corp.
8.250% due 04/15/2025		116	116
GSPA Monetization Trust
6.422% due 10/09/2029		3,609	4,083
HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	3,193	4,468
6.500% due 03/23/2028 •(i)		$480	488
Hunt Cos., Inc.
6.250% due 02/15/2026		24	23
Iron Mountain, Inc.
5.250% due 03/15/2028		6	6
iStar, Inc.
4.625% due 09/15/2020		13	13
5.250% due 09/15/2022		48	47
Jefferies Finance LLC
6.875% due 04/15/2022		1,000	1,001
7.375% due 04/01/2020 (m)		2,100	2,129
7.500% due 04/15/2021		1,444	1,473
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		66	65
Life Storage LP
3.875% due 12/15/2027		28	26
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)	GBP	2,166	3,383
7.875% due 06/27/2029 •(i)(j)		1,500	2,504
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$6,100	6,218
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	204
MetLife, Inc.
5.875% due 03/15/2028 •(i)		140	143
MPT Operating Partnership LP
5.250% due 08/01/2026		495	484
Nationwide Building Society
10.250% ~(i)	GBP	12	2,684
Navient Corp.
5.625% due 08/01/2033 (m)		$914	791
6.500% due 06/15/2022		78	80
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,496	1,541
Physicians Realty LP
3.950% due 01/15/2028		61	57
Provident Funding Associates LP
6.375% due 06/15/2025		27	27

Rio Oil Finance Trust
8.200% due 04/06/2028		250	261
9.250% due 07/06/2024		375	413
9.250% due 07/06/2024 (m)		2,725	3,001
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)		3,070	3,232
8.000% due 08/10/2025 •(i)(j)		6,390	7,005
8.625% due 08/15/2021 •(i)(j)		2,700	2,963
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	3,795	5,688
7.375% due 06/24/2022 •(i)(j)		3,520	5,289
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	199
Spirit Realty LP
4.450% due 09/15/2026 (m)		1,600	1,524
Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,191
6.125% due 05/15/2022		656	675
6.875% due 03/15/2025		300	304
8.250% due 10/01/2023		1,200	1,320
STORE Capital Corp.
4.500% due 03/15/2028		36	35
Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	413	773
WeWork Cos., Inc.
7.875% due 05/01/2025		$72	70

			132,480

INDUSTRIALS 19.7%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		24	23
Altice Financing S.A.
6.625% due 02/15/2023		2,300	2,306
7.500% due 05/15/2026 (m)		1,600	1,576
Altice France S.A.
7.375% due 05/01/2026		5,340	5,200
American Woodmark Corp.
4.875% due 03/15/2026		12	12
Andeavor Logistics LP
3.500% due 12/01/2022		10	10
4.250% due 12/01/2027		18	18
Bacardi Ltd.
4.450% due 05/15/2025		100	100
4.700% due 05/15/2028		100	100
5.150% due 05/15/2038		100	99
5.300% due 05/15/2048		100	99
Berry Global, Inc.
4.500% due 02/15/2026		33	32
BMC Software Finance, Inc.
8.125% due 07/15/2021 (m)		2,748	2,755
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(m)		2,849	2,845
Caesars Resort Collection LLC
5.250% due 10/15/2025		8	8
Cequel Communications Holdings LLC
7.500% due 04/01/2028		200	204
CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		40	40
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		26	27
Charter Communications Operating LLC
4.200% due 03/15/2028		134	126
Cheniere Energy Partners LP
5.250% due 10/01/2025		31	30
Chesapeake Energy Corp.
5.598% (US0003M + 3.250%) due 04/15/2019 ~		115	115
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		32	31
Community Health Systems, Inc.
5.125% due 08/01/2021		2,175	2,012
6.250% due 03/31/2023 (m)		4,990	4,563
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		646	693
Coty, Inc.
6.500% due 04/15/2026		6	6
Crown Americas LLC
4.750% due 02/01/2026		21	20
CSC Holdings LLC
5.375% due 02/01/2028		200	188
CSN Resources S.A.
6.500% due 07/21/2020		402	393
CVS Health Corp.
4.300% due 03/25/2028		390	385
DAE Funding LLC
4.000% due 08/01/2020		60	60

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		4,100	4,131
Ensco PLC
7.750% due 02/01/2026		10	9
Exela Intermediate LLC
10.000% due 07/15/2023 (m)		117	118
Ferroglobe PLC
9.375% due 03/01/2022		1,550	1,631
Ford Motor Co.
7.700% due 05/15/2097 (m)		7,315	8,812
Fresh Market, Inc.
9.750% due 05/01/2023 (m)		5,650	3,136
Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,562
Full House Resorts, Inc.
8.575% due 01/31/2024 «		$299	294
General Electric Co.
5.000% due 01/21/2021 •(i)		60	59
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		40	40
Harland Clarke Holdings Corp.
8.375% due 08/15/2022		52	53
HCA, Inc.
7.500% due 11/15/2095		1,200	1,197
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		131	132
Hologic, Inc.
4.375% due 10/15/2025		24	23
iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(e)		3,440	2,761
IHS Markit Ltd.
4.000% due 03/01/2026		4	4
Ingevity Corp.
4.500% due 02/01/2026		40	39
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020 (m)		7,220	7,085
9.750% due 07/15/2025		115	113
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		2,440	2,428
7.750% due 06/01/2021 (m)		10,492	7,161
8.125% due 06/01/2023		1,121	706
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,895	7,816
IRB Holding Corp.
6.750% due 02/15/2026		2	2
Kinder Morgan, Inc.
7.800% due 08/01/2031 (m)		3,580	4,425
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		20	20
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		474	359
Meredith Corp.
6.875% due 02/01/2026		42	43
Metinvest BV
8.500% due 04/23/2026		1,000	965
Netflix, Inc.
4.875% due 04/15/2028		25	24
New Albertson’s LP
6.570% due 02/23/2028 (m)		5,600	3,780
Nufarm Australia Ltd.
5.750% due 04/30/2026		52	52
Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/30/2018 (h)(i)		345	8
0.000% due 05/31/2018 (h)(i)		407	10
OI European Group BV
4.000% due 03/15/2023		18	17
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		80	77
4.500% due 03/15/2023		159	153
5.250% due 08/15/2022		13	13
5.500% due 02/15/2024		36	35
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023 (c)		200	199
Petroleos Mexicanos
6.500% due 03/13/2027		220	228
6.750% due 09/21/2047		120	116
PetSmart, Inc.
5.875% due 06/01/2025		108	78
Pisces Midco, Inc.
8.000% due 04/15/2026		174	175
Pitney Bowes, Inc.
4.700% due 04/01/2023		34	32
QVC, Inc.
5.450% due 08/15/2034		900	850
5.950% due 03/15/2043 (m)		3,682	3,502

Radiate Holdco LLC
6.875% due 02/15/2023		70	68
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		8	8
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,724
Safeway, Inc.
7.250% due 02/01/2031 (m)		$1,345	1,135
Scientific Games International, Inc.
5.000% due 10/15/2025		11	11
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		52	53
Sigma Holdco BV
5.750% due 05/15/2026 (c)	EUR	100	120
Spirit Issuer PLC
3.392% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,349
6.582% due 12/28/2027		1,400	1,995
Sprint Spectrum Co. LLC
4.738% due 03/20/2025 (m)		$200	202
5.152% due 03/20/2028 (m)		400	406
Standard Industries, Inc.
4.750% due 01/15/2028		94	88
Sunoco LP
4.875% due 01/15/2023		64	63
T-Mobile USA, Inc.
4.750% due 02/01/2028		19	18
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	192
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	369
4.500% due 03/01/2025		100	123
6.000% due 04/15/2024		$200	194
Times Square Hotel Trust
8.528% due 08/01/2026		1,583	1,859
TopBuild Escrow Corp.
5.625% due 05/01/2026		51	51
Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		28	27
Tronox, Inc.
6.500% due 04/15/2026		30	30
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,469	5,331
6.542% due 03/30/2021		1,237	1,802
United Group BV
4.375% due 07/01/2022	EUR	100	124
4.875% due 07/01/2024		100	124
Univision Communications, Inc.
5.125% due 02/15/2025		$400	370
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	190	228
Valeant Pharmaceuticals International, Inc.
5.500% due 11/01/2025		$20	20
6.500% due 03/15/2022		86	90
7.000% due 03/15/2024		165	175
ViaSat, Inc.
5.625% due 09/15/2025		92	88
Viking Cruises Ltd.
5.875% due 09/15/2027		26	25
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	300	410
VOC Escrow Ltd.
5.000% due 02/15/2028		$72	70
Vrio Finco LLC
6.875% due 04/04/2028		525	524
Westmoreland Coal Co.
8.750% due 01/01/2022		5,765	1,989
Wind Tre SpA
2.625% due 01/20/2023	EUR	200	220
2.750% due 01/20/2024 •		200	225

			115,449

UTILITIES 4.5%
AT&T, Inc.
3.400% due 08/14/2024 (m)		$390	394
3.900% due 08/14/2027 (m)		350	354
4.900% due 08/15/2037 (m)		358	352
5.150% due 02/15/2050 (m)		538	525
5.300% due 08/15/2058 (m)		1,260	1,253
Calpine Corp.
5.250% due 06/01/2026		42	40
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		2,713	2,888
Frontier Communications Corp.
8.500% due 04/01/2026		100	98

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	8,510
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		105	103
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		168	92
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,386	1,336
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.200% PIK)
7.720% due 12/01/2026 (d)		1,603	477
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		2,578	767
Petrobras Global Finance BV
5.299% due 01/27/2025		32	31
5.999% due 01/27/2028		160	156
6.250% due 12/14/2026	GBP	4,800	7,175
6.625% due 01/16/2034		100	147
6.750% due 01/27/2041		$866	824
7.375% due 01/17/2027		36	39
Rio Oil Finance Trust
9.750% due 01/06/2027 (m)		191	212
9.750% due 01/06/2027		229	254
Sprint Corp.
7.625% due 03/01/2026		183	193
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	100	122
3.375% due 10/27/2036	GBP	100	137

			26,479

Total Corporate Bonds & Notes (Cost $266,438)			274,408

CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024		$994	1,748
DISH Network Corp.
3.375% due 08/15/2026		3,400	3,094

Total Convertible Bonds & Notes (Cost $5,254)			4,842

MUNICIPAL BONDS & NOTES 4.9%
CALIFORNIA 0.9%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037		1,220	1,360
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		3,400	3,619

			4,979

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		12,700	13,756
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		60	59
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		110	117
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		35	36
7.350% due 07/01/2035		20	22
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		270	252

			14,242

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		785	752

WEST VIRGINIA 1.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		44,400	2,651
7.467% due 06/01/2047		5,870	5,795

			8,446

Total Municipal Bonds & Notes (Cost $25,974)			28,419

U.S. GOVERNMENT AGENCIES 6.4%
Fannie Mae
3.000% due 02/25/2043 (a)		54,996	11,139
5.447% (US0001M + 3.550%) due 07/25/2029 ~		850	930
7.647% (US0001M + 5.750%) due 07/25/2029 ~		1,150	1,354

Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)		17,300	13,770
0.100% due 02/25/2046 - 08/25/2046 (a)		130,739	332
0.200% due 04/25/2045 (a)		5,683	8
4.626% due 11/25/2055 «~		8,189	4,924
9.447% (US0001M + 7.550%) due 12/25/2027 ~		3,290	4,080
12.647% (US0001M + 10.750%) due 03/25/2025 ~		731	1,001

Total U.S. Government Agencies (Cost $35,082)			37,538

NON-AGENCY MORTGAGE-BACKED SECURITIES 24.7%
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^		4,243	3,940
6.000% due 01/25/2036 ^		106	104
Banc of America Funding Trust
6.000% due 07/25/2037 ^		307	292
Banc of America Mortgage Trust
3.907% due 03/25/2035 ~		88	86
6.000% due 03/25/2037 ^		350	333
BCAP LLC
6.809% due 07/26/2036 ~		1,627	1,819
BCAP LLC Trust
3.512% due 03/27/2036 ~		2,221	1,469
3.562% due 08/28/2037 ~		6,955	6,747
4.962% due 03/26/2037		902	640
Bear Stearns ALT-A Trust
2.397% (US0001M + 0.500%) due 01/25/2036 ^~		1,397	1,473
3.533% due 11/25/2036 ^~		4,309	3,672
3.600% due 08/25/2036 ^~		941	740
3.676% due 09/25/2035 ^~		591	506
3.691% due 09/25/2047 ^~		6,584	5,448
4.015% due 11/25/2035 ^~		5,888	5,557
Bear Stearns Commercial Mortgage Securities Trust
5.912% due 04/12/2038 ~		210	163
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036		1,050	1,090
CD Mortgage Trust
5.688% due 10/15/2048		7,792	4,024
Chase Mortgage Finance Trust
3.476% due 12/25/2035 ^~		11	10
6.000% due 07/25/2037 ^		884	764
Citigroup Mortgage Loan Trust
3.558% due 04/25/2037 ^~		273	237
3.703% due 09/25/2037 ^~		2,061	1,795
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~		41	24
Commercial Mortgage Loan Trust
6.263% due 12/10/2049 ~		2,543	1,576
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		1,186	934
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		314	240
5.750% due 01/25/2035		386	387
5.750% due 02/25/2035		426	420
5.750% due 03/25/2037 ^		761	679
6.000% due 02/25/2035		1,127	1,115
6.000% due 04/25/2036		1,171	917
6.000% due 02/25/2037 ^		5,779	3,991
6.000% due 04/25/2037 ^		1,289	987
6.000% due 07/25/2037 ^		225	219
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		1,610	1,235
6.500% due 08/25/2036 ^		541	358
Countrywide Home Loan Mortgage Pass-Through Trust
3.402% due 09/20/2036 ^~		306	266
6.000% due 07/25/2037		1,857	1,555
Credit Suisse Mortgage Capital Certificates
3.667% due 10/26/2036 ~		6,178	4,877
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	135	162
GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~		$5,300	4,747
GS Mortgage Securities Trust
5.622% due 11/10/2039		938	814
GSR Mortgage Loan Trust
3.596% due 08/25/2034 ~		401	390
5.500% due 05/25/2036 ^		355	486
6.000% due 02/25/2036 ^		2,855	2,293
HarborView Mortgage Loan Trust
2.376% (US0001M + 0.480%) due 01/19/2036 ^~		3,885	2,862
3.564% due 06/19/2036 ^~		7,392	5,294
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,394	2,210
Jefferies Resecuritization Trust
6.000% due 05/26/2036		13,510	10,823
JPMorgan Alternative Loan Trust
3.244% due 03/25/2037 ^~		1,832	1,722
6.000% due 12/25/2035 ^		1,841	1,782

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,290	1,201
JPMorgan Mortgage Trust
3.517% due 02/25/2036 ^~		2,593	2,347
3.546% due 01/25/2037 ^~		682	673
3.733% due 04/25/2037 ~		10	9
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		868	666
5.562% due 02/15/2040 ~		888	566
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		180	174
Lehman XS Trust
2.117% (US0001M + 0.220%) due 06/25/2047 ~		2,270	2,057
MASTR Alternative Loan Trust
6.750% due 07/25/2036		1,882	1,302
Merrill Lynch Mortgage Investors Trust
3.557% due 03/25/2036 ^~		807	627
Motel 6 Trust
8.823% (LIBOR01M + 6.927%) due 08/15/2019 ~		7,862	8,004
Residential Accredit Loans, Inc. Trust
2.127% (US0001M + 0.230%) due 05/25/2037 ^~		184	148
4.490% due 12/26/2034 ^~		2,039	1,657
6.000% due 08/25/2036 ^		377	345
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031		475	476
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		2,705	1,780
6.250% due 09/25/2037 ^		2,725	1,939
6.250% due 06/25/2046 ~		1,388	1,212
Residential Funding Mortgage Securities, Inc. Trust
4.191% due 02/25/2037 ~		1,737	1,383
6.500% due 03/25/2032		149	154
Sequoia Mortgage Trust
3.470% due 02/20/2047 ~		386	346
3.479% due 07/20/2037 ^~		776	682
Structured Adjustable Rate Mortgage Loan Trust
3.569% due 11/25/2036 ^~		2,776	2,700
3.570% due 01/25/2036 ^~		2,321	1,815
3.582% due 07/25/2035 ^~		840	782
3.599% due 07/25/2036 ^~		8,073	7,378
3.636% due 07/25/2036 ^~		583	514
3.643% due 03/25/2037 ^~		3,083	2,591
Suntrust Adjustable Rate Mortgage Loan Trust
3.708% due 02/25/2037 ^~		381	345
3.789% due 04/25/2037 ^~		589	502
WaMu Mortgage Pass-Through Certificates Trust
3.175% due 07/25/2037 ^~		485	406
3.324% due 02/25/2037 ^~		620	601
3.345% due 10/25/2036 ^~		2,353	2,182
3.403% due 07/25/2037 ^~		1,111	1,036
Washington Mutual Mortgage Pass-Through Certificates Trust
2.218% (12MTA + 0.840%) due 05/25/2047 ^~		161	29
6.000% due 10/25/2035 ^		1,914	1,519
Wells Fargo Mortgage-Backed Securities Trust
3.914% due 07/25/2036 ^~		380	385
4.129% due 05/25/2036 ^~		68	70

Total Non-Agency Mortgage-Backed Securities (Cost $133,536)			144,877

ASSET-BACKED SECURITIES 20.6%
ACE Securities Corp. Home Equity Loan Trust
2.287% (US0001M + 0.390%) due 02/25/2036 ~		26,927	17,043
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,957
Airspeed Ltd.
2.167% (LIBOR01M + 0.270%) due 06/15/2032 ~		$3,164	2,757
Apidos CLO
0.000% due 01/20/2031 ~		4,500	4,244
Argent Securities Trust
2.087% (US0001M + 0.190%) due 03/25/2036 ~		3,885	2,348
Bear Stearns Asset-Backed Securities Trust
2.037% (US0001M + 0.140%) due 10/25/2036 ^~		4,923	5,081
6.500% due 10/25/2036 ^		366	288
Belle Haven ABS CDO Ltd.
2.571% (LIBOR03M + 0.250%) due 07/05/2046 ~		175,347	1,718
BlueMountain CLO Ltd.
7.792% (US0003M + 5.450%) due 04/13/2027 ~		1,000	1,004
CIFC Funding Ltd.
0.000% due 05/24/2026 (h)		2,300	1,427
0.000% due 07/22/2026 (h)		1,500	882
Citigroup Mortgage Loan Trust
2.057% (US0001M + 0.160%) due 12/25/2036 ~		4,126	2,723
Countrywide Asset-Backed Certificates
2.037% (US0001M + 0.140%) due 06/25/2047 ^~		1,710	1,594
2.067% (US0001M + 0.170%) due 03/25/2037 ~		2,002	1,943

First Franklin Mortgage Loan Trust
2.842% (US0001M + 0.945%) due 09/25/2035 ~		3,655	2,521
2.872% (US0001M + 0.975%) due 05/25/2036 ~		7,290	3,775
Fremont Home Loan Trust
2.827% (US0001M + 0.930%) due 06/25/2035 ^~		6,000	5,690
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	456
Home Equity Mortgage Loan Asset-Backed Trust
2.057% (US0001M + 0.160%) due 07/25/2037 ~		$10,608	7,039
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(h)		3,309	1,356
JPMorgan Mortgage Acquisition Trust
4.791% due 10/25/2030 ^		6,028	4,327
Lehman XS Trust
5.170% due 08/25/2035 ^		196	195
LNR CDO Ltd.
2.181% (LIBOR01M + 0.280%) due 02/28/2043 ~		7,290	5,292
Long Beach Mortgage Loan Trust
2.197% (US0001M + 0.300%) due 01/25/2036 ~		4,813	4,352
Magnetite Ltd.
7.498% (US0003M + 5.150%) due 04/15/2027 ~		1,000	987
Merrill Lynch Mortgage Investors Trust
2.057% (US0001M + 0.160%) due 04/25/2037 ~		574	364
Morgan Stanley ABS Capital, Inc. Trust
2.047% (US0001M + 0.150%) due 06/25/2036 ~		955	831
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		717	512
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.417% (US0001M + 0.520%) due 08/25/2035 ~		5,000	4,214
3.667% (US0001M + 1.770%) due 10/25/2034 ~		573	535
Residential Asset Mortgage Products Trust
3.097% (US0001M + 1.200%) due 01/25/2035 ^~		2,792	2,188
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		3	3,268
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	3,000
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 «(h)		4,300	2,397
0.000% due 07/25/2040 «(h)		21	1,229
0.000% due 09/25/2040 «(a)(h)		1,718	1,014
Soundview Home Loan Trust
2.147% (US0001M + 0.250%) due 08/25/2037 ~		2,000	1,775
South Coast Funding Ltd.
2.411% (LIBOR03M + 0.600%) due 08/10/2038 ~		10,240	1,997
Symphony CLO Ltd.
6.948% (US0003M + 4.600%) due 07/14/2026 ~		2,000	1,991
Taberna Preferred Funding Ltd.
2.167% (US0003M + 0.380%) due 08/05/2036 ~		431	366
2.167% (US0003M + 0.380%) due 08/05/2036 ^~		7,971	6,776
2.791% (LIBOR03M + 0.470%) due 07/05/2035 ~		7,945	7,389

Total Asset-Backed Securities (Cost $110,408)			120,845

SOVEREIGN ISSUES 6.3%
Argentina Government International Bond
2.260% due 12/31/2038	EUR	3,970	3,298
3.375% due 01/15/2023		200	239
3.875% due 01/15/2022		200	247
5.250% due 01/15/2028		200	235
6.250% due 11/09/2047		100	112
7.820% due 12/31/2033		9,275	12,388
22.844% (BADLARPP) due 10/04/2022 ~	ARS	58	5
24.839% (BADLARPP + 2.000%) due 04/03/2022 ~		60,426	2,941
26.088% (BADLARPP + 3.250%) due 03/01/2020 ~		800	40
28.875% (ARPP7DRR) due 06/21/2020 ~		82,402	4,202
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	10	12
4.900% due 09/15/2021		1,500	1,994
Egypt Government International Bond
4.750% due 04/16/2026		300	362
5.625% due 04/16/2030		300	359
Peru Government International Bond
6.350% due 08/12/2028	PEN	2,700	903
Qatar Government International Bond
3.875% due 04/23/2023		$400	399
4.500% due 04/23/2028		200	200
5.103% due 04/23/2048		200	199
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	142	175
3.000% due 02/24/2024		142	174
3.000% due 02/24/2025		142	172
3.000% due 02/24/2026		142	170
3.000% due 02/24/2027		142	170
3.000% due 02/24/2028		142	168
3.000% due 02/24/2029		142	165
3.000% due 02/24/2030		142	163

3.000% due 02/24/2031	142	161
3.000% due 02/24/2032	142	159
3.000% due 02/24/2033	142	158
3.000% due 02/24/2034	142	156
3.000% due 02/24/2035	142	157
3.000% due 02/24/2036	142	154
3.000% due 02/24/2037	142	154
3.000% due 02/24/2038	142	153
3.000% due 02/24/2039	142	152
3.000% due 02/24/2040	142	152
3.000% due 02/24/2041	142	153
3.000% due 02/24/2042	142	153
4.750% due 04/17/2019	400	501
Saudi Government International Bond
4.000% due 04/17/2025	$2,900	2,862
4.500% due 04/17/2030	1,000	988
5.000% due 04/17/2049	1,000	961
Turkey Government International Bond
6.125% due 10/24/2028	200	200
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)	240	68
9.250% due 09/15/2027 ^(e)	308	97

Total Sovereign Issues (Cost $35,578)		37,031

	SHARES
COMMON STOCKS 1.3%
CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (f)	466,592	5,296

ENERGY 0.2%
Forbes Energy Services Ltd. (f)(k)	11,400	87
Ocean Rig UDW, Inc. (f)	41,602	1,009

		1,096

FINANCIALS 0.2%
TIG FinCo PLC «(k)	761,602	1,258

Total Common Stocks (Cost $7,583)		7,650

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «	775,000	234

Total Warrants (Cost $0)		234

PREFERRED SECURITIES 3.5%
BANKING & FINANCE 1.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)(k)	6,250	7,375

INDUSTRIALS 2.2%
Sequa Corp.
9.000% «	14,354	12,919

Total Preferred Securities (Cost $22,042)		20,294

REAL ESTATE INVESTMENT TRUSTS 1.3%
REAL ESTATE 1.3%
VICI Properties, Inc. (k)	416,263	7,568

Total Real Estate Investment Trusts (Cost $5,426)		7,568

SHORT-TERM INSTRUMENTS 2.3%
REPURCHASE AGREEMENTS (l) 1.9%			11,183

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%
Letras del Banco Central de la Republica Argentina
25.150% due 10/17/2018	ARS	2,400	105
25.600% due 07/18/2018		806	37
25.650% due 08/15/2018		880	40
25.700% due 07/18/2018		4,600	212
26.250% due 05/16/2018		3,880	187
26.450% due 05/16/2018		100	5

			586

ARGENTINA TREASURY BILLS 0.1%
9.328% due 09/14/2018 (g)(h)		11,190	531

U.S. TREASURY BILLS 0.2%
1.688% due 05/03/2018 - 07/12/2018 (g)(h)(o)(q)		$1,252	1,248

Total Short-Term Instruments (Cost $13,605)			13,548

Total Investments in Securities (Cost $682,345)			716,292

Total Investments 122.2% (Cost $682,345)			$716,292
Financial Derivative Instruments (n)(p) 0.5% (Cost or Premiums, net $12,557)			2,773
Preferred Shares (0.9)%			(5,525)
Other Assets and Liabilities, net (21.8)%			(127,505)

Net Assets Applicable to Common Shareholders 100.0%			$586,035

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤	The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas 10.000% due 12/15/2020	05/20/2014	$7,688	$7,375	1.26%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	370	87	0.02
TIG FinCo PLC	04/02/2015 - 07/20/2017	1,020	1,258	0.21
VICI Properties, Inc.	02/02/2015 - 11/17/2017	5,426	7,568	1.29

		$14,504	$16,288	2.78%

Borrowings and Other Financing Transactions

(l)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.250%	04/30/2018	05/01/2018	$2,083	U.S. Treasury Notes 2.750% due 02/28/2025	$(2,129)	$2,083	$2,083
SAL	1.830	04/30/2018	05/01/2018	9,100	U.S. Treasury Notes 2.000% due 10/31/2021	(9,295)	9,100	9,101

Total Repurchase Agreements						$(11,424)	$11,183	$11,184

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
FOB	2.150%	04/24/2018	05/08/2018	$(11,558)	$(11,563)
NOM	2.450	04/16/2018	05/17/2018	(7,017)	(7,024)
RDR	2.500	03/19/2018	06/19/2018	(4,349)	(4,362)
RTA	2.585	03/07/2018	06/07/2018	(3,276)	(3,276)
	2.837	03/14/2018	09/14/2018	(7,072)	(7,099)
SOG	2.380	03/07/2018	06/07/2018	(4,689)	(4,706)
	2.380	03/12/2018	06/12/2018	(5,144)	(5,161)
	2.470	04/17/2018	07/17/2018	(8,415)	(8,423)
UBS	2.280	02/27/2018	05/31/2018	(1,460)	(1,466)
	2.340	02/05/2018	05/07/2018	(16,026)	(16,114)
	2.370	03/12/2018	06/13/2018	(699)	(701)
	2.370	04/10/2018	06/13/2018	(2,046)	(2,049)
	2.410	03/21/2018	06/12/2018	(573)	(575)
	2.530	02/27/2018	05/31/2018	(2,249)	(2,259)
	2.580	03/05/2018	06/05/2018	(4,678)	(4,697)
	2.620	03/12/2018	06/13/2018	(2,733)	(2,743)
	2.890	04/13/2018	05/14/2018	(5,395)	(5,403)

Total Reverse Repurchase Agreements					$(87,621)

(m)	Securities with an aggregate market value of $96,197 have been pledged as collateral under the terms of master agreements as of April 30, 2018.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended April 30, 2018 was $(96,963) at a weighted average interest rate of 2.018%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(n)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2018 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	8.984%		$5,500	$(177)	$(125)	$(302)	$0	$(16)
Navient Corp.	5.000	Quarterly	12/20/2021	1.999		600	21	46	67	0	(1)
Novo Banco S.A.	5.000	Quarterly	12/20/2021	7.268	EUR	100	(23)	17	(6)	2	0

							$(179)	$(62)	$(241)	$2	$(17)

Credit Default Swaps on Credit Indices - Sell Protection (1)

										Variation Margin
Index/Tranches		Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
CDX.HY-30 5-Year Index		5.000%	Quarterly	06/20/2023		$8,800	$490	$169	$659	$0	$(3)

Interest Rate Swaps
										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	Semi-Annual	12/16/2020		$59,300	$1,546	$(2,485)	$(939)	$0	$(3)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2021		36,800	1,248	(2,005)	(757)	0	(4)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		62,000	747	(2,186)	(1,439)	3	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,664	(5,148)	(484)	29	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	(1,971)	(1,646)	22	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	20,962	15,436	125	0
Receive (5)	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		226,900	9,562	16,618	26,180	0	(66)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	128	316	49	0
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	06/20/2028	EUR	2,000	1	6	7	0	(5)
Receive (5)	6-Month EUR-EURIBOR	1.250	Annual	09/19/2028		13,000	(182)	(67)	(249)	0	(30)
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/19/2028	GBP	21,100	486	(175)	311	0	(145)

							$13,059	$23,677	$36,736	$228	$(253)

Total Swap Agreements							$13,370	$23,784	$37,154	$230	$(273)

(o)	Securities with an aggregate market value of $642 and cash of $10,240 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	05/2018	ARS	490		$23	$0	$0
BPS	05/2018	PEN	3,120		955	0	(4)
	05/2018		$41	ARS	831	0	(1)
	06/2018	ARS	12,998		$611	0	(3)
	07/2018		5,596		258	0	(1)
	08/2018		880		41	1	0
BRC	05/2018		$41	ARS	856	0	0
	06/2018		132	RUB	7,496	0	(13)
CBK	05/2018	ARS	390		$19	0	0
	05/2018	EUR	5,610		6,798	23	0
	05/2018		$1,744	GBP	1,242	0	(34)
	05/2018		395	RUB	22,620	0	(36)
	06/2018	ARS	3,392		$160	0	(1)
	07/2018		1,062		49	0	0
FBF	05/2018		280		14	0	0
	05/2018		$2,494	RUB	141,276	0	(257)
GLM	05/2018	ARS	180		$9	0	0
	05/2018	RUB	22,620		365	6	0
	07/2018		$362	RUB	22,620	0	(6)
HUS	05/2018	ARS	400		$19	0	0
	05/2018	GBP	47,483		67,597	2,225	0
	05/2018		$38	ARS	773	0	(1)
	05/2018		2,874	RUB	166,871	0	(231)
	07/2018	ARS	806		$38	1	0
JPM	05/2018		$468	EUR	380	0	(9)
	07/2018	ARS	1,109		$51	0	0
MSB	06/2018	EUR	4,955		6,018	21	0
RYL	05/2018	ARS	2,800		136	1	0
SCX	05/2018		$64,569	GBP	46,241	0	(907)
	06/2018	GBP	46,241		$64,656	903	0
SSB	05/2018		$40,427	EUR	33,202	0	(332)

	06/2018	EUR	33,203		$40,519	332	0
UAG	05/2018		32,928		40,868	1,105	0

Total Forward Foreign Currency Contracts						$4,618	$(1,836)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2018 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	0.754%	$2,400	$(247)	$258	$11	$0
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.754	5,300	(543)	567	24	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.965	10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.458	100	(16)	15	0	(1)
HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.965	40	(6)	6	0	0

							$(813)	$847	$35	$(1)

Total Swap Agreements							$(813)	$847	$35	$(1)

(q)	Securities with an aggregate market value of $280 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2018.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$17,858	$1,180	$19,038
Corporate Bonds & Notes
Banking & Finance	0	132,480	0	132,480
Industrials	0	115,155	294	115,449
Utilities	0	26,479	0	26,479
Convertible Bonds & Notes
Industrials	0	4,842	0	4,842
Municipal Bonds & Notes
California	0	4,979	0	4,979
Illinois	0	14,242	0	14,242
Virginia	0	752	0	752
West Virginia	0	8,446	0	8,446
U.S. Government Agencies	0	32,614	4,924	37,538
Non-Agency Mortgage-Backed Securities	0	144,877	0	144,877
Asset-Backed Securities	0	109,937	10,908	120,845
Sovereign Issues	0	37,031	0	37,031
Common Stocks
Consumer Discretionary	5,296	0	0	5,296
Energy	1,096	0	0	1,096
Financials	0	0	1,258	1,258
Warrants
Industrials	0	0	234	234
Preferred Securities
Banking & Finance	0	7,375	0	7,375
Industrials	0	0	12,919	12,919
Real Estate Investment Trusts
Real Estate	7,568	0	0	7,568
Short-Term Instruments
Repurchase Agreements	0	11,183	0	11,183
Short-Term Notes	0	586	0	586
Argentina Treasury Bills	0	531	0	531
U.S. Treasury Bills	0	1,248	0	1,248

Total Investments	$13,960	$670,615	$31,717	$716,292

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	230	0	230
Over the counter	0	4,653	0	4,653
	$0	$4,883	$0	$4,883

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(273)	0	(273)
Over the counter	0	(1,837)	0	(1,837)

	$0	$(2,110)	$0	$(2,110)

Total Financial Derivative Instruments	$0	$2,773	$0	$2,773

Totals	$13,960	$673,388	$31,717	$719,065

There were no significant transfers among Levels 1 and 2 during the period ended April 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2018:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$739	$1,198	$(600)	$4	$6	$(17)	$0	$(150)	$1,180	$(9)
Corporate Bonds & Notes
Banking & Finance	4,451	0	(251)	2	15	(62)	0	(4,155)	0	0
Industrials	6,060	294	(6,061)	0	62	(61)	0	0	294	1
U.S. Government Agencies	4,713	0	(61)	99	24	149	0	0	4,924	146
Asset-Backed Securities	11,281	0	0	66	0	(439)	0	0	10,908	(439)
Common Stocks
Financials	1,005	0	0	0	0	253	0	0	1,258	253
Warrants
Industrials	363	0	0	0	0	(129)	0	0	234	(129)
Preferred Securities
Industrials	14,002	0	0	0	0	(1,083)	0	0	12,919	(1,083)

Totals	$42,614	$1,492	$(6,973)	$171	$107	$(1,389)	$0	$(4,305)	$31,717	$(1,260)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,180	Proxy Pricing	Base Price	98.000 - 100.000
Corporate Bonds & Notes
Industrials	294	Other Valuation Techniques (2)	—	—
U.S. Government Agencies	4,924	Proxy Pricing	Base Price	60.130
Asset-Backed Securities	10,908	Proxy Pricing	Base Price	55.750 - 100,000.000
Common Stocks
Financials	1,258	Other Valuation Techniques (2)	—	—
Warrants
Industrials	234	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	12,919	Indicative Market Quotation	Broker Quote	$900.000

Total	$31,717

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
FBF	Credit Suisse International	NOM	Nomura Securities International Inc.	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	RTA	Bank of New York Mellon Corp.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	PEN	Peruvian New Sol	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate

Item 2. Controls and Procedures

(a)	The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Strategy Fund

By:	/s/ Peter G. Strelow

Peter G. Strelow

President (Principal Executive Officer)

Date: June 22, 2018

By:	/s/ Trent W. Walker

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

Date: June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow

President (Principal Executive Officer)

Date: June 22, 2018

By:	/s/ Trent W. Walker

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

Date: June 22, 2018